UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05189

THE SPAIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: May 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

The Spain Fund

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 25, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for The Spain Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2007. This Fund is a closed-end fund that trades under the New York Stock Exchange Symbol “SNF”.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in a portfolio of Spanish equity securities. The Fund will, under normal circumstances, invest at least 80% of its total assets in Spanish equity securities. The Fund may invest up to 35% of its total assets in fixed-income instruments issued by the Spanish government and its instrumentalities or by supranational organizations and multinational companies rated AA or better by Standard & Poor’s Corporation or Aa or better by Moody’s Investors Service. The Fund may invest up to 25% of its total assets in unlisted securities of Spanish companies and Spanish securities which are not readily marketable. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 3 and “Note E-Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 15.

Investment Results

The table on page 4 shows the Fund’s performance compared to its new benchmark, the Madrid Stock Exchange General Index (IGBM), as well as its previous benchmark, the Morgan Stanley Capital International (MSCI) Spain Index, for the six- and 12-month periods ended May 31,

2007. The Madrid Stock Exchange General Index (IGBM) is a more appropriate benchmark for the Fund, as it has a composition that is both wider than the MSCI Spain Index and less concentrated in the large-market capitalization stocks with better mid- and small-capitalization coverage.

During the six-month period under review, the Fund outperformed its new benchmark, the Madrid Stock Exchange General Index (IGBM), as well as the MSCI Spain Index. The Fund’s underweight positions in the energy and financials sectors were positive contributors to performance, while an underweight position in utilities was a detractor. Security selection was positive in the financials, industrials and health care sectors, but slightly negative in consumer staples and utilities.

The Fund underperformed its new benchmark, the Madrid Stock Exchange General Index (IGBM), for the 12-month period ended May 31, 2007, but outperformed the MSCI Spain Index for the same time period. Detracting from performance was negative security selection within the utilities sector. Contributing positively to performance was strong sector selection in materials, financials and health care, along with positive security selection within the financials and industrials sectors.

Market Review and Investment Strategy

During the six-month period under review, the Madrid Stock Exchange General Index (IGBM) rose 14.30% in U.S. dollars, making Spain one of the

THE SPAIN FUND •	1

weakest performing countries within Europe. False-accounting allegations in certain property companies led to fears of a potential wider property and housing slowdown. As a result, the real estate and financial sectors were significant underperformers compared to the broader market. Consumer-related sectors such as media, beverages and personal goods also lagged, as investors worried that any deceleration in residential markets could adversely affect consumer demand.

During the 12-month period ended May 31, 2007, the Madrid Stock

Exchange General Index (IGBM) rose 48.05% in U.S. dollars, confirming Spain’s strong performance among other European markets. Although European interest rates increased over the 12-month period, they were still at a fairly low, stimulative level, relative to historical rates. Pharmaceutical, support service and engineering sectors all outperformed, while chemical, media and personal goods sectors underperformed, as the effect of rising rates for consumers created uncertainty. Larger sectors, such as energy and financials, also underperformed marginally.

2	• THE SPAIN FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Spain Fund Shareholder Information

The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. For additional shareholder information regarding this Fund, please see page 24.

Benchmark Disclosure

Neither the unmanaged Madrid Stock Exchange General Index (IGBM) nor the unmanaged Morgan Stanley Capital International (MSCI) Spain Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Madrid Stock Exchange General Index (IGBM) measures the performance of a selected number of continuous market stocks. The MSCI Spain Index seeks to measure the performance of the Spanish equity market. It is a capitalization-weighted index that aims to capture 85% of the publicly available free float-adjusted market capitalization. The indices’ returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI Spain Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties).

A Word About Risk

Investment in The Spain Fund includes risks not associated with funds that invest primarily in U.S. issues. Substantially all of the Fund’s assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the U.S. Issuers of securities in Spain are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to U.S. standards and less information is available to investors in Spanish securities than to investors in U.S. securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the U.S.

Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.

(Historical Performance continued on next page)

THE SPAIN FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2007	Returns
	6 Months	12 Months
The Spain Fund (NAV)	16.31%	45.39%

New Benchmark: Madrid Stock Exchange General Index (IGBM)	14.30%	48.05%

Old Benchmark: MSCI Spain Index	13.58%	45.19%

The Fund’s Market Price per share on May 31, 2007, was $16.46. The Fund’s Net Asset Value Price per share on May 31, 2007, was $14.76. For additional Financial Highlights, please see page 20.

See Historical Performance and Benchmark disclosures on previous page.

4	• THE SPAIN FUND

Historical Performance

PORTFOLIO SUMMARY

May 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $129.7

TEN LARGEST HOLDINGS

May 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Telefonica SA	$18,889,207	14.6%
Banco Bilbao Vizcaya Argentaria SA	18,195,180	14.0
Iberdrola SA	10,811,293	8.3
Banco Santander Central Hispano SA	8,628,295	6.7
RepsolYPF SA	6,913,658	5.3
Inditex SA	6,225,567	4.8
Altadis SA	5,953,668	4.6
Banco Popular Espanol SA	4,596,994	3.5
Corp. Dermoestetica	4,278,786	3.3
Enagas	4,008,675	3.1
	$88,501,323	68.2%

*	All data are as of May 31, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Investment Manager. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

THE SPAIN FUND •	5

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.1%
Utilities – 30.5%
Electric & Gas Utility – 15.9%
Enagas	158,520	$4,008,675
Gas Natural SDG SA	47,507	2,799,209
Iberdrola SA	187,428	10,811,293
Red Electrica de Espana	60,804	2,973,748

		20,592,925

Telephone Utility – 14.6%
Telefonica SA	830,186	18,889,207

		39,482,132

Finance – 29.1%
Banking - Money Center – 20.7%
Banco Bilbao Vizcaya Argentaria SA(a)	719,461	18,195,180
Banco Santander Central Hispano SA	449,638	8,628,295

		26,823,475

Banking – Regional – 6.4%
Banco Pastor SA	161,349	3,655,474
Banco Popular Espanol SA	229,788	4,596,994

		8,252,468

Insurance – 2.0%
Grupo Catalana Occidente SA	60,942	2,654,619

		37,730,562

Consumer Services – 8.1%
Apparel – 4.8%
Inditex SA	98,703	6,225,567

Broadcasting & Cable – 1.4%
Sogecable SA(b)	44,189	1,786,686

Miscellaneous – 1.9%
Prosegur Cia de Seguridad SA	63,883	2,524,184

		10,536,437

Health Care – 7.4%
Medical Services – 6.1%
Clinica Baviera SA(b)	102,759	3,578,360
Corp. Dermoestetica(b)	291,862	4,278,786

		7,857,146

Miscellaneous – 1.3%
Grifols SA(b)	83,864	1,665,848

		9,522,994

Energy – 5.3%
International – 5.3%
Repsol YPF SA	188,412	6,913,658

Consumer Staples – 4.6%
Tobacco – 4.6%
Altadis SA	88,204	5,953,668

Capital Goods – 3.5%
Engineering & Construction – 3.5%
Fomento de Construcciones y Contratas SA	17,379	1,717,131
Tecnicas Reunidas SA	23,634	1,489,791
Uralita SA	141,700	1,346,396

		4,553,318

6	• THE SPAIN FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Aerospace & Defense – 2.9%
Defense Electronics – 2.9%
European Aeronautic Defence & Space Co., NV	120,711	$3,812,613

Technology – 1.8%
Computer Services – 1.8%
Indra Sistemas SA	96,530	2,388,576

Consumer Manufacturing – 0.9%
Building & Related – 0.9%
Cementos Portland Valderrivas SA	8,500	1,192,024

Total Investments – 94.1%
(cost $69,448,867)		122,085,982
Other assets less liabilities – 5.9%		7,601,132

Net Assets – 100.0%		$129,687,114

(a)	Security represents investments in an affiliate

(b)	Non-income producing security.

See notes to financial statements.

THE SPAIN FUND •	7

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $69,448,867)	$122,085,982
Cash	7,855,740
Foreign cash, at value (cost $10,103)	10,098
Dividends receivable	50,768

Total assets	130,002,588

Liabilities
Management fee payable	90,509
Custody fee payable	59,758
Printing fee payable	59,097
Audit fee payable	28,044
Legal fee payable	24,315
Transfer Agent fee payable	19,163
Director fee payable	18,038
Accrued expenses	16,550

Total liabilities	315,474

Net Assets	$129,687,114

Composition of Net Assets
Capital stock, at par	$87,847
Additional paid-in capital	53,752,786
Distributions in excess of net investment income	(2,267,573)
Accumulated net realized gain on investment and foreign currency transactions	25,476,844
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	52,637,210

$129,687,114

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 8,784,691 shares outstanding)	$14.76

See notes to financial statements.

8	• THE SPAIN FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividends—unaffiliated issuers
(net of foreign taxes withheld of $180,683)	$968,577
Dividends—affiliated issuers
(net of foreign taxes withheld of $53,370)	302,430
Interest	9,716

		$1,280,723
Expenses
Management fee	470,208
Custodian	56,186
Legal	45,584
Printing	42,547
Directors’ fees	38,907
Audit	27,053
Transfer agency	15,860
Registration fees	12,064
Miscellaneous	20,989

Total expenses		729,398

Net investment income		551,325

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions—unaffiliated issuers		18,735,030
Foreign currency transactions		(8,527)
Net change in unrealized appreciation/depreciation of:
Investments		(437,296)
Foreign currency denominated assets and liabilities		(7,793)

Net gain on investment and foreign currency transactions		18,281,414

Net Increase in Net Assets from Operations		$18,832,739

See notes to financial statements.

THE SPAIN FUND •	9

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$551,325	$1,096,067
Net realized gain on investment and foreign currency transactions	18,726,503	18,226,262
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(445,089)	17,238,583

Net increase in net assets from operations	18,832,739	36,560,912
Dividends and Distributions to Shareholders from:
Net investment income	(2,922,227)	(1,096,067)
Net realized gain on investment and foreign currency transactions	(2,586,296)	(8,190,706)
Capital Stock Transactions
Net increase	258,310	431,155

Total increase	13,582,526	27,705,294
Net Assets
Beginning of period	116,104,588	88,399,294

End of period (including distributions in excess of net investment income and undistributed net investment income of $(2,267,573) and $103,329, respectively)	$129,687,114	$116,104,588

See notes to financial statements.

10	• THE SPAIN FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the “Fund”) was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Investment Manager”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and

THE SPAIN FUND •	11

Notes to Financial Statements

OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at May 31, 2007 was .74 EUR to U.S. $1.00.

3. Taxes

It is the Fund’s policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

12	• THE SPAIN FUND

Notes to Financial Statements

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund’s total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund’s aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007, amounted to $170,367, of which $880 was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria (“BBVA”), serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 2007, the Fund earned $9,760 of interest income on cash balances maintained at the subcustodian. In its Annual Report to share -

THE SPAIN FUND •	13

Notes to Financial Statements

holders for the fiscal year ending November 30, 2006, the Fund reported that BBVA had owned approximately 17% of the outstanding shares of the Fund’s Common Stock during the Fund’s 2006 fiscal year and was therefore an “affiliated person” as defined under the Investment Company Act of 1940. The Fund also reported that BBVA sold all of its ownership in the Fund in early December 2006. This report was based on erroneous information. As of May 31, 2007, BBVA continues to own approximately 17% of the Fund’s Common stock and continues to be an affiliated person of the Fund. A director of the Fund is Head of Asset Management and Private Banking of BBVA.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”) a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the six months ended May 31, 2007, the Fund reimbursed ABIS $140 for such cost.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$60,175,398	$67,859,757
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$52,790,618
Gross unrealized depreciation	(153,503)

Net unrealized appreciation	$52,637,115

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

14	• THE SPAIN FUND

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE D

Capital Stock

During the six months ended May 31, 2007, the Fund issued 17,587 shares, in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Investment in the Fund’s shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund’s investments.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the fiscal year ending November 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,081,077	$4,795,273
Long-term capital gains	8,205,696	3,758,505

Total taxable distributions	9,286,773	8,553,778

Total distributions paid	$9,286,773	$8,553,778

THE SPAIN FUND •	15

Notes to Financial Statements

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,270,140
Undistributed long-term capital gains	7,793,365
Unrealized appreciation/(depreciation)	52,458,760	(a)

Total accumulated earnings/(deficit)	$62,522,265

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Investment Manager and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the “Mutual Fund MDL”). Management of the Investment Manager believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Investment Manager confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

16	• THE SPAIN FUND

Notes to Financial Statements

(i)	The Investment Manager agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Investment Manager agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii)	The Investment Manager agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Investment Manager’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it did not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Investment Manager received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Investment Manager to produce documents concerning, among other things, any market timing or late trading in the Investment Manager’s sponsored mutual funds. The Investment Manager responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), and various other defendants not affiliated with the Investment Manager. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed

THE SPAIN FUND •	17

Notes to Financial Statements

to the Investment Manager and Alliance Holding. The Summary Order claims that the Investment Manager and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Investment Manager, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Investment Manager, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Investment Manager and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of

18	• THE SPAIN FUND

Notes to Financial Statements

the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007, the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager’s ability to perform advisory services relating to the Fund.

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

THE SPAIN FUND •	19

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Six months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006	2005	2004		2003	2002

Net asset value, beginning of period	$13.24		$10.12	$10.09	$8.41		$6.81	$8.39

Income From Investment Operations
Net investment income (loss)(a)	.06		.12	.14	.04	(b)	.01	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.09		4.06	.87	2.51		2.22	(.79)

Net increase (decrease) in net asset value from operations	2.15		4.18	1.01	2.55		2.23	(.82)

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.12)	(.14)	(.04)		(.05)	– 0 –
Distributions from net realized gain on investment and foreign currency transactions	(.30)		(.94)	(.84)	(.83)		– 0 –	– 0 –
Tax return of capital	– 0–		– 0 –	– 0 –	– 0 –		(.58)	(.76)

Total dividends and distributions	(.63)		(1.06)	(.98)	(.87)		(.63)	(.76)

Net asset value, end of period	$14.76		$13.24	$10.12	$10.09		$8.41	$6.81

Market value, end of period	$16.46		$14.70	$12.43	$12.50		$9.57	$6.97

Premium/(Discount)	11.52%		11.03%	22.83%	23.89%		13.79%	2.35%
Total Return
Total investment return based on(c):
Market value	16.82%		29.05%	7.95%	42.04%		49.25%	(9.74)%
Net asset value	16.31%		42.76%	8.88%	30.47%		34.24%	(10.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,687		$116,105	$88,399	$87,799		$72,817	$58,800
Ratio to average net assets of:
Expenses, net of waivers	1.20	%(d)	1.56%	1.65%	1.95%		2.19%	2.13%
Expenses, before waivers	1.20	%(d)	1.56%	1.65%	2.01%		2.19%	2.13%
Net investment income (loss)	.91	%(d)	1.12%	1.37%	.41	%(b)	.11%	(.48)%
Portfolio turnover rate	51%		56%	22%	27%		26%	39%

See footnote summary on page 21.

20	• THE SPAIN FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of waivers by the Investment Manager.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

THE SPAIN FUND •	21

Financial Highlights

SUPPLEMENTAL PROXY INFORMATION

(Unaudited)

Supplemental Proxy information

The Annual Meeting of Stockholders of The Spain Fund, Inc. was held on April 13, 2007.

A description of each Proposal and number of shares voted at the meeting are as follows:

		Voted for	Abstain/ Authority Withheld
1. To elect Class One directors: (term expires in 2008)	Baldomero Falcones Jaquotot	6,307,594	184,438

2. To elect Class Three directors: (term expires in 2010)	Inmaculada de Habsburgo-Lorena Luis Abril Perez	6,326,103 6,306,736	165,928 185,296

22	• THE SPAIN FUND

SUPPLEMENTAL PROXY INFORMATION

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Luis Abril Perez(1)

Daniel de Fernando Garcia

Inmaculada de Habsburgo-Lorena(1)

Antonio Eraso(1)

Baldomero Falcones Jaquotot(1)

OFFICERS

Marc O. Mayer, President

Robert Alster, Senior Vice President

Liliana Dearth(2), Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Siobhan McManus, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee
(2)	Ms. Dearth is the person primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.
This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

THE SPAIN FUND •	23

Board of Directors

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

24	• THE SPAIN FUND

AllianceBernstein Family of Funds

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund’s shares are available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

Summary of General Information

THE SPAIN FUND •	25

NOTES

26	• ALLIANCEBERNSTEIN SPAIN FUND

NOTES

ALLIANCEBERNSTEIN SPAIN FUND •	27

NOTES

28	• ALLIANCEBERNSTEIN SPAIN FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

THE SPAIN FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SPAIN-0152-0507

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Spain Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: July 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 30, 2007